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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2001



                              OPENWAVE SYSTEMS INC.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  000-25687                   94-3219054
           --------                  ---------                   ----------
(State or other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1400 Seaport Boulevard
                             Redwood City, CA 94063
                    (Address of principal executive offices)
                    ----------------------------------------
                         Registrant's telephone number:
                                 (650) 480-8000

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Item 5.      Other Events

Openwave Systems Inc. ("Openwave") Announces Extension of Option Exchange Program for Employees

         On September 11, 2001, Openwave announced that the company will extend the term of the employee option exchange program until 8 p.m., Eastern Time, on September 17, 2001. The option exchange program previously was announced by press release on August 1, 2001. As previously announced, the exchange offer will not be available to Openwave's Chief Executive Officer or to the members of its Board of Directors.

         In addition, the information set forth in the Registrant's news release dated September 11, 2001 (attached hereto as Exhibit 99.1) is incorporated herein by reference to such news release.

Item 7.      Exhibits

               Designation of
                 Exhibit in
                This Report                Description of Exhibit

                   99.1           Openwave news release dated September 11, 2001

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2001
                                        OPENWAVE SYSTEMS INC.


                                        By: /s/  Steve Peters
                                            ------------------------------------
                                            Steve Peters
                                            Vice President, General Counsel, and
                                            Secretary